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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated November 11, 1997 and April 18, 1996 on Rahn Sonoma, Ltd. included in Crescent Operating, Inc.'s Form 8-K/A and to all references to our Firm included in this Registration Statement.


                                           ARTHUR ANDERSEN LLP


San Francisco, California
  December 22, 1997